Exhibit 99.1
                                                                     Page 1 of 1


TO:     WKI  (World  Kitchen,  Inc.)  Bondholders



This is to notify you World Kitchen has scheduled a conference call for Thursday, November 16th, at 4:00 p.m. EST to discuss third quarter results.

To access the conference call, please dial 1-877-918-3011. When prompted, use the passcode, "World Kitchen" and the leader name of Bill Carter. If you encounter any problems with the dial in, please call 1-800-475-5000.

The will be a recording of the call available until November 30th, the dial in number is 1-402-280-1680, no passcode is needed.



                           Thank  you,

                           Bill  Carter,  CFO


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